T. Rowe Price Investment Kit
Everything you need
to invest is enclosed...

T. Rowe Price
Index Funds

These funds offer you:
o        A convenient way to track a market's performance

o         Low expense ratios

o         Efficient fund management



T. Rowe Price Index Funds

Fund Overview

How you could benefit from indexing

Indexing can offer you a convenient, low-cost way to track a market's performance. Adding an index fund to your portfolio will ensure that a portion of your investments always performs in line with the market average.

Moreover, index funds are passively managed-meaning that day-to-day evaluation and selection of individual securities is not required for portfolio management. This helps keep fund expenses low, allowing a greater portion of your investment to work for you.

Another advantage of index funds is a possible tax benefit. Because portfolio turnover is low, investors are less likely to incur a taxable capital gain distribution.

All index funds are not created equal

Despite the fact that all index funds are managed to mirror a specific benchmark, T. Rowe Price index funds succeed better than most. That's because our funds are 100% no load; there are no hidden sales charges or purchase fees. In addition, they offer competitive expense ratios with no 12b-1 fees as well as efficient portfolio management.

Further, our index fund family gives you the opportunity to target large, established companies, smaller-cap firms, the total market, foreign stocks, or investment-grade bonds. Regardless of your investment focus-there's a T. Rowe Price fund that can help you meet your indexing needs.

o The Equity Index 500 Fund tracks the returns of the S&P 500, a large-cap-dominated stock index.*

o The Extended Equity Market Index Fund tracks returns of the Wilshire 4500 Completion Index to target the many small- and mid-cap stocks not represented in the S&P 500 Index.

o The Total Equity Market Index Fund tracks returns of all publicly traded stocks of U.S. companies (small-, mid-, and large-caps) as represented by the Wilshire 5000 Total Market Index.

o The International Equity Index Fund tracks returns of more than 1,100 companies in over 20 countries abroad as represented by the FTSE_ Developed ex North America Index.**

o The U.S. Bond Index Fund tracks returns of the Lehman Brothers U.S. Aggregate Index, an investment-grade bond index.

A balanced assessment

Since an index fund is passively managed, investors cannot expect to outperform the index, which may be possible with an actively managed fund. And while index funds may participate in market appreciation, management cannot take defensive measures to cushion volatility during a market downturn.

Given the broad diversification of an index fund, however, the overall risk level could be lower than that of a similar actively managed, but less diversified, fund. Please note that past performance is no guarantee of future results.

Everything you need to invest is enclosed

We've included individual fund information-which highlights each fund's investment strategy, benefits, and performance-on the following pages. Performance reflects the most recent calendar quarter returns at the time of printing. For updated performance information, please visit our Web site or contact a T. Rowe Price representative.

To invest in any of these funds, please complete the enclosed New Account Form and return it in the postage-paid envelope with your check for a minimum of $2,500, or visit our Web site at www.troweprice.com to open an account online.

You can also choose to waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan for T. Rowe Price investors.

If you have any questions, you can reach us at 1-800-541-8312 or access our Web site at www.troweprice.com.


 * S&P 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by T. Rowe Price Index Trust, Inc. This fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index 500 Fund.
** The FTSE_ Developed ex North America Index is calculated by FTSE
   International Limited. FTSE International Limited does not sponsor, endorse, or promote this product. All copyright in the index values and constituent list vests in FTSE International Limited. T. Rowe Price has obtained full license from FTSE International Limited to use such copyright in the creation of this product. "FTSE_" is a trademark jointly owned by the London Stock Exchange Limited and the Financial Times Limited and is used by FTSE International Limited under license.


Fund Overview
--------------------------------------------------------------------------------

Equity Index 500 Fund (PREIX)

Goal and general investment strategy
This fund seeks to match the total return of the large-cap-dominated S&P 500 Stock Index. It uses a "full replication" strategy, which means it invests in every stock in the S&P 500.

Benefits of investing in the fund
The fund has helped investors track returns of the S&P 500, the most popular benchmark for index funds, for more than 10 years. It can help you share in the growth potential of a wide ranging portfolio of 500 common stocks that span over 100 industries and represent over two-thirds of the U.S. stock market's total value. Investors who want to target the large-cap segment of the stock market may find this fund appropriate.

Risks of investing in the fund
This fund is subject to the same risks associated with investing in common stocks of larger companies, including fluctuating share prices.

How the fund has performed
This chart shows that the fund has rewarded investors over the past decade. Note how a hypothetical $10,000 investment on 12/31/91 would have grown through the fourth quarter of 2001.


How $10,000 invested 12/31/91 would have grown
--------------------------------------------------------------------------------
                                                Lipper EXF             EXF-area
--------------------------------------------------------------------------------

12/91                                               10.000               10.000

12/92                                               10.719               10.719

12/93                                               11.729               11.729

12/94                                               11.847               11.847

12/95                                               16.250               16.250

12/96                                               19.932               19.932

12/97                                               26.484               26.484

12/98                                               33.981               33.981

12/99                                               40.994               40.994

12/00                                               37.181               37.181

12/01                                               32.656               32.656
--------------------------------------------------------------------------------

-12.17%, 10.38% and 12.56% were the fund's average annual returns for the 1-, 5-, and 10-year periods ended 12/31/01, respectively. These figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Past performance cannot guarantee future results.


T. Rowe Price index Funds
--------------------------------------------------------------------------------

Extended Equity Market Index Fund (PEXMX)

Goal and general investment strategy
Seeking to match the total return of the Wilshire 4500 Completion Index, this fund targets the many small- and mid-cap stocks not represented in the S&P 500. Because the Wilshire 4500 comprises more than 5,700 companies, our fund uses a "sampling" strategy, investing in a group of stocks representative of the index.

Benefits of investing in the fund
This fund tracks the returns of the small- and mid-cap-focused Wilshire 4500 Completion Index, which is representative of stocks in the $1 billion to $5 billion market cap range. Some of these companies may be relative newcomers to the marketplace, while others have successfully weathered their start-up years but are still capable of growing quickly.

Investors who already own an S&P 500 fund may find this fund appropriate because adding it to their portfolio would enable them to track the total market.

Risks of investing in the fund
As you would expect, this fund is subject to the often abrupt price fluctuations of small- and mid-cap investments.

How the index has performed
The chart shows how the Wilshire 4500 index has performed over the past 10 years, by tracking a $10,000 investment from 12/31/91 through 12/31/01.

How a $10,000 investment on 12/31/91 would have grown in the Wilshire 4500 Completion Index

                                              Lipper W4500          W45000-Area
--------------------------------------------------------------------------------

12/91                                               10.000               10.000

12/92                                               11.187               11.187

12/93                                               12.816               12.816

12/94                                               12.475               12.475

12/95                                               16.653               16.653

12/96                                               19.514               19.514

12/97                                               24.526               24.526

12/98                                               26.643               26.643

12/99                                               36.099               36.099

12/00                                               30.406               30.406

12/01                                               27.571               27.571
--------------------------------------------------------------------------------

This chart is for illustrative purposes only and does not represent the performance of the fund. Source for data: Wilshire. -9.55% and 3.55% were the fund's average annual total returns for the one-year and since-inception (1/30/98) periods ended 12/31/01, respectively. These figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Past performance cannot guarantee future results.


Fund Overview
--------------------------------------------------------------------------------

Total Equity Market Index Fund (POMIX)

Goal and general investment strategy
This fund seeks to match the total return of all publicly traded stocks of U.S. companies as represented by the Wilshire 5000 Total Market Index. Because there are over 6,000 stocks in the Wilshire 5000, the fund uses a "sampling strategy," investing in a smaller, representative group of stocks in the index.

Benefits of investing in the fund
This fund offers you a convenient way to gain exposure to the broadest possible array of opportunities in U.S. stocks because it tracks the returns of virtually all publicly traded U.S. securities through the Wilshire 5000 Total Market Index. The companies represented range from smaller, rapidly growing businesses to larger, established blue chip firms.

Investors who want to participate in the broad market's performance through a single, highly diversified investment may find this fund appropriate.

Risks of investing in the fund
Investors should be aware that this fund-as with any fund that invests in common stocks-is vulnerable to market risk, or fluctuating share prices.

How the index has performed
To give you an idea how the index has performed, we've followed the growth of a hypo-thetical $10,000 investment on 12/31/91 for the 10-year period through the end of 2001.

How a $10,000 investment on 12/31/91 would have grown in the Wilshire 5000 Total Market Index

--------------------------------------------------------------------------------
                                              Lipper W5000           W5000-Area

12/91                                               10.000               10.000

12/92                                               10.897               10.897

12/93                                               12.126               12.126

12/94                                               12.118               12.118

12/95                                               16.535               16.535

12/96                                               20.042               20.042

12/97                                               26.314               26.314

12/98                                               32.480               32.480

12/99                                               40.132               40.132

12/00                                               35.760               35.760

12/01                                               31.835               31.835
--------------------------------------------------------------------------------

This chart is for illustrative purposes only and does not represent the performance of the fund. Source for data: Wilshire.
-11.20% and 4.96% were the fund's average annual total returns for the one-year and since-inception (1/30/98) periods ended 12/31/01, respectively. These figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Past performance cannot guarantee future results.

T. Rowe Price index Funds
--------------------------------------------------------------------------------

International Equity Index Fund (PIEQX)

Goal and general investment strategy
Seeking to match the performance of the FTSE_ Developed ex North America Index, this fund tracks the returns of more than 1,100 companies in over 20 countries abroad.

Benefits of investing in the fund
This fund offers U.S. investors a convenient, low-cost way to participate in broad foreign market performance. In order to mirror the performance of its benchmark- the FTSE_ Developed ex North America Index-the fund uses a "full replication" investment strategy. This means that it invests substantially all of its assets in every stock in the index in proportion to each stock's weighting in the index.

Because of its broad investment mandate, the fund may be a good core holding for an investor looking for an all-international fund.

Risks of investing in the fund
Fund share prices could be negatively affected by market risk, as well as unfavorable currency exchange rates or political or economic uncertainty abroad.

How the index has performed
The chart shows how the FTSE_ Developed ex North America Index has performed since its inception by tracking a $10,000 investment from 12/31/93 through 12/31/01.

How a $10,000 investment on 12/31/93 would have grown in the FTSE_ Developed ex North America Index

--------------------------------------------------------------------------------
                                           Lipper FTSE-Line           FTSE-Area

12/93                                               10.000               10.000

12/94                                               10.966               10.966

12/95                                               12.150               12.150

12/96                                               10.589               10.589

12/97                                               13.088               13.088

12/98                                               15.645               15.645

12/99                                               20.388               20.388

12/00                                               17.573               17.573

12/01                                               13.890               13.890
--------------------------------------------------------------------------------

This chart is for illustrative purposes only and does not represent the performance of the fund. Source for data: FTSE International Limited. -21.36% and -18.03% were the fund's average annual total returns for the one-year and since-inception (11/30/00) periods ended 12/31/01, respectively. These figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Past performance cannot guarantee future results.


Fund Overview
--------------------------------------------------------------------------------

U.S. Bond Index Fund (PBDIX)

Goal and general investment strategy
This fund seeks to match the total return performance of the U.S.
investment-grade bond market as represented by the Lehman Brothers U.S. Aggregate Index.

Benefits of investing in the fund
This fund offers investors a way to track the performance of investment-grade bonds, regardless of whether their prices are rising or falling. As such, the fund can own U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, U.S. dollar-denominated securities of foreign issuers, and other types of securities so long as the overall portfolio has similar traits as the Lehman Brothers U.S. Aggregate Index.

Investors who want a relatively consistent income stream or want to add balance to a portfolio heavily weighted in stocks may find this fund appropriate.

Risks of investing in the fund
Share prices are subject to the same risks as its benchmark, namely, interest rate, credit, prepayment, extension, and derivative risk, as well as tracking error.

How the index has performed
To give you an idea how the index has performed, we've followed the growth of a hypo-thetical $10,000 investment on 12/31/91 for the 10-year period through the end of 2001.

How a $10,000 investment on 12/31/91 would have grown in the Lehman Brothers U.S. Aggregate Index

--------------------------------------------------------------------------------
 Lehman                       Lehman-Area

 10.0000                      10.0000

 10.7402                      10.7402

 11.7873                      11.7873

 11.4435                      11.4435

 13.5576                      13.5576

 14.0498                      14.0498

 15.4062                      15.4062

 16.7446                      16.7446

 16.6069                      16.6069

 18.5376                      18.5376

 20.1030                      20.1030
--------------------------------------------------------------------------------

This chart is for illustrative purposes only and does not represent the performance of the fund. Source for data: Lehman Brothers. 7.87% and 9.24% were the fund's average annual total returns for the one-year and since-inception (11/30/00) periods ended 12/31/01, respectively. These figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Past performance cannot guarantee future results.


T. Rowe Price index Funds
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Major holdings as of 12/31/01
Below are the principal holdings of our stock index funds.

Equity Index 500 Fund
--------------------------------------------------------------------------------

Company                                                    Percent of Assets

GE                                                                3.7

Microsoft                                                         3.3

Exxon Mobil                                                       2.5

Citigroup                                                         2.4

Wal-Mart                                                          2.4

Pfizer                                                            2.4

Intel                                                             2.0

IBM                                                               2.0

American International Group                                      1.9

Johnson & Johnson                                                 1.7

--------------------------------------------------------------------------------

Extended Equity Market Index Fund

--------------------------------------------------------------------------------

Company                                                    Percent of Assets

Berkshire Hathaway                                                4.0

Liberty Media                                                     1.2

Cox Communications                                                0.8

Prudential                                                        0.6

e-Bay                                                             0.6

Goldman Sachs Group                                               0.6

UPS                                                               0.6

Hughes Electronics                                                0.5

Genentech                                                         0.4

Gemstar TV Guide                                                  0.4
--------------------------------------------------------------------------------

Total Equity Market Index Fund
--------------------------------------------------------------------------------

Company                                                    Percent of Assets

GE                                                                3.1

Microsoft                                                         2.8

Exxon Mobil                                                       2.1

Citigroup                                                         2.0

Wal-Mart                                                          2.0

Pfizer                                                            1.9

Intel                                                             1.6

IBM                                                               1.6

American International Group                                      1.6

Johnson & Johnson                                                 1.4
--------------------------------------------------------------------------------

International Equity Index Fund
--------------------------------------------------------------------------------

Company                                                    Percent of Assets

BP, United Kingdom                                                2.4

Vodafone, United Kingdom                                          2.4

GlaxoSmithKline, United Kingdom                                   2.1

iShares MSCI EAFE, Foreign/Asia                                   2.1

Nokia, Finland                                                    1.6

Royal Dutch Petroleum, Netherlands                                1.5

HSBC, United Kingdom                                              1.5

Novartis, Switzerland                                             1.4

TotalFinaElf, France                                              1.4

iShares MSCI Japan, Japan                                         1.3
--------------------------------------------------------------------------------


Major characteristics as of 1/31/02
Below are the major characteristics of the U.S. Bond Index Fund.
--------------------------------------------------------------------------------

30-Day Standardized Yield(1)                                     5.05%

Weighted Average Maturity                                   7.0 years

Weighted Average Effective Duration(2)                     4.62 years

Weighted Average Quality(3)                                      AAA-
--------------------------------------------------------------------------------

(1) The 30-day standardized yield is computed under an SEC standardized formula and reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). Yields will vary.
(2) Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of five years will rise about 5% in price in response to a one-percentage-point decline in rates and fall 5% in response to a one-percentage-point increase in rates.
(3) Based on T. Rowe Price research.


Fund Profile
--------------------------------------------------------------------------------

January 1, 2002

T. Rowe Price Index Funds
Equity Index 500
Extended Equity Market Index
Total Equity Market Index
International Equity Index
U.S. Bond Index

Five funds seeking to match performance of broad indices of common stocks and bonds.

This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-541-8312, or by visiting our Web site at www.troweprice.com.

1.   What is the fund's objective?

     Equity Index 500 Fund seeks to match the performance of the Standard & Poor's 500 Stock Index(registered trademark). The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization. (Market capitalization is the number of a company's outstanding shares multiplied by the market price per share.)

     Extended Equity Market Index Fund seeks to match the performance of the U.S. stocks not included in the S&P 500. These are primarily small- and mid- capitalization stocks (market capitalization below the 1,000 largest companies in the U.S. stock market and between the 200 and 1,000 largest, respectively). We use the Wilshire 4500 Completion Index to represent this universe.

     Total Equity Market Index Fund seeks to match the performance of the entire U.S. stock market. We use the Wilshire 5000 Total Market Index to represent the market as a whole. Because the largest stocks in the index carry the most weight, large-capitalization stocks make up a substantial majority of the Wilshire 5000's value.

     International Equity Index Fund seeks to provide long-term growth. We use the FTSE_ International Limited ("FTSE") Developed ex North America Index, an equity market index based on the market capitalization of over 1,000 predominately large companies listed in about 20 countries, including Japan, the U.K., and developed countries in Continental Europe and the Pacific Rim. "FTSE_" is a trademark jointly owned by the London Stock Exchange Limited and The Financial Times Limited and is used by FTSE International Limited under license.

     U.S. Bond Index Fund seeks to match the total return performance of the U.S. investment-grade bond market. We use the Lehman Brothers U.S. Aggregate Index, which typically includes more than 5,000 fixed-income securities with an overall intermediate to long-range average maturity. The range was 8.4 to 9.0 years for the last five years ending December 31, 2000, although it will vary with market conditions.

     The inclusion of a stock or bond in the S&P 500, the Wilshire, the FTSE, or the Lehman Brothers indices is not an endorsement by Standard & Poor's, Wilshire Associates, FTSE, or Lehman Brothers of the stock or bond as an investment, nor are S&P, Wilshire, FTSE, and Lehman Brothers sponsors of the funds or in any way affiliated with them.

2.   What is each fund's principal investment strategy?

     The Equity Index 500 Fund invests substantially all of its assets in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index. This is known as a full replication strategy.

     Standard & Poor's constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.

     The Extended Equity Market Index Fund uses a sampling strategy, investing substantially all of its assets in a group of stocks representative of the Wilshire 4500 Index. The fund does not attempt to fully replicate the index by owning each of the stocks in it. Despite its name, the Wilshire 4500 includes more than 6,500 stocks.

     The Total Equity Market Index Fund also uses a sampling strategy, investing substantially all of its assets in a broad spectrum of small-, mid-, and large-capitalization stocks representative of the Wilshire 5000 Index.

     In an attempt to recreate the Wilshire indices, we select stocks in terms of industry, size, and other characteristics. For example, if technology stocks made up 15% of the Wilshire 4500 Index, the Extended Equity Market Index Fund would invest about 15% of its assets in technology stocks with similar characteristics. Several factors are considered in selecting representative stocks, including historical price movement, market capitalization, transaction costs, and others.

     The International Equity Index Fund will attempt to match the performance of the FTSE Developed ex North America Index by using a full replication strategy, investing substantially all of its assets in all of the stocks in the index. We attempt to own every stock in the index in proportion to its weight in the index. The index is constructed by selecting the countries it covers, sorting the market by industry groups, and targeting a significant portion of them for inclusion in the index.

     The U.S. Bond Index Fund also uses a sampling strategy, investing substantially all fund assets in bonds specifically represented in the Lehman Brothers U.S. Aggregate Index. Within each broad segment of the benchmark, such as government bonds, mortgages, and corporate issues, we will select a set of U.S. dollar-denominated bonds that represents key benchmark traits. The most important of these traits are interest rate sensitivity, credit quality, and sector diversification, although other characteristics will be reflected.

     The fund's manager will invest substantially all fund assets in bonds specifically represented in the index. As a result, we expect to own U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, and U.S. dollar-denominated securities of foreign issuers. Other securities may also be purchased, such as collateralized mortgage obligations (CMOs) and certain types of derivatives, provided they have similar characteristics to index securities but potentially offer more attractive prices, yields, or liquidity.

     Derivatives, such as futures and options, will not exceed 10% of the fund's total assets. This flexibility in investing is intended to help the manager keep the fund's composition in line with the index and minimize deviations in performance between the fund and the index.

     While there is no guarantee, the investment manager expects the correlation between the fund and the index to be at least .95. A correlation of 1.00 means the returns of the fund and the index move in the same direction (but not necessarily by the same amount). A correlation of 0.00 means movements in the fund are unrelated to movements in the index.

     All funds except U.S. Bond Index Fund

     T. Rowe Price continually compares the composition of all four funds to that of the indices. If a misweighting develops, the portfolios are rebalanced in an effort to bring them into line with their respective indices. When investing cash flow, the funds may purchase stocks, exchange traded funds, stock index futures, or stock options. This approach is intended to minimize any deviations in performance.

     Table 1 Index Funds Comparison Guide
     ---------------------------------------------------------------------------

                                                 Investment      Principal types
                                                  emphasis        of securities
     ---------------------------------------------------------------------------

     Equity Index 500                       S&P 500 stocks            Large-cap

     Extended Equity                          Broad market           Small- and
     Market Index                               apart from       mid-cap stocks
                                                   S&P 500

     Total Equity                             Broad market      Blend of small-,
     Market Index                            including S&P          large-, and
                                                500 stocks       mid-cap stocks

     International Equity                   FTSE Developed      Large companies
     Index                                 ex North America         in about 20
                                                                     countries,
                                                                including,Japan,
                                                                   the U.K. and
                                                                      developed
                                                                   countries in
                                                                    Continental
                                                                  Europe and the
                                                                   Pacific Rim

     U.S. Bond Index                       Lehman Brothers      U.S. investment-
                                            U.S. Aggregate          grade bonds
                                                     Index
--------------------------------------------------------------------------------

     Each fund may sell securities to better align its portfolio with the characteristics of its benchmark or satisfy redemption requests. However, the U.S. Bond Index Fund is not required to sell specific bond issues that have been removed from the index.

     Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-541-8312.

3.   What are the main risks of investing in the funds?

     Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

     Each fund is designed to track broad segments of the U.S. stock market-whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

     While there is no guarantee, Equity Index 500 Fund should tend to be less volatile than the other two portfolios because of its focus on larger-cap stocks. The fund emphasizes large-cap stocks, which may at times lag shares of smaller, faster-growing companies. It may also pay a modest dividend that can help offset losses in falling markets.

     The Extended Equity Market Index Fund will be subject to the greater risks associated with small- and mid-cap stocks. Smaller companies often have limited product lines, markets, or financial resources, and may depend on a small group of inexperienced managers. The securities of small companies may have limited marketability and liquidity and are often subject to more abrupt or erratic market movements than shares of larger companies or the major market averages. The very nature of investing in smaller companies involves greater risk than is customarily associated with large-cap companies.

     While there is no guarantee, Total Equity Market Index Fund is expected to have a risk level between the other two funds, and should have higher dividends than the Extended Equity Market Index Fund.

     o Tracking error The use of sampling for the Extended Equity Market Index and Total Equity Market Index Funds will likely result in some deviation from their respective indices. In addition, for all three index funds, returns are likely to be slightly below those of the indices because the funds have fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns.

          While there is no guarantee, the investment manager expects the correlation between the funds and their respective indices to be at least 0.95. A correlation of 1.00 means the returns of the fund and the index move in the same direction (but not necessarily by the same amount). A correlation of 0.00 means movements in the fund are unrelated to movements in the index.

          International Equity Index Fund

          As with all stock funds, the fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

          Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. For example, Japanese stocks were in a steep decline for much of the 1990s. Some particular risks affecting this fund include the following:

          o Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable, and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Under normal conditions, the fund does not expect to hedge its currency exposure.

          o Geographic risk The economies and financial markets of various regions can be interdependent and may decline all at the same time.

          o Other risks of foreign investing Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

          o While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

          o Tracking error The fund's returns are likely to be below those of the index because the fund has fees and transaction costs while the index has none. The timing of cash flows and the fund's size can also influence returns. For example, the fund's failure to reach a certain asset size may limit its ability to purchase all the stocks in the index and achieve full replication.

          o Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

          U.S. Bond Index Fund

          This fund is designed to track the performance of investment-grade bonds, regardless of whether they are rising or falling. Because index funds are passively managed and fully invested at all times, assets can not be shifted from one bond or group of bonds to another based on their prospects in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform index funds. In addition, index funds carry the same overall risks as the indexes they are designed to track. The following are the principal risks of the fund:

          o Interest rate risk Investors should be concerned primarily with this risk. An increase in interest rates will likely cause the fund's share price to fall, resulting in a loss of principal. That's because the bonds and fixed-income securities in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed by the U.S. government can decline in price if rates rise. The longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. Therefore, this fund carries more interest rate risk than short-term bond funds.

          o Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While the fund's overall credit quality is investment grade (AAA to BBB), BBB securities are more susceptible to adverse economic conditions and some may have speculative characteristics.

          o The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

          o Prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

               Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

          o Derivatives risk This is the potential that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only
               (PO) securities known as "strips." The value of these instruments is derived from an underlying pool of mortgage-backed securities or a CMO. All these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

          o Tracking error Differences between the composition of the fund and its index, as well as differences in pricing sources, will likely result in tracking error, or the risk that fund performance will not match that of the index. Tracking error will also result because the fund incurs fees and transaction expenses while indices have none. The timing of cash flows and the fund's size can also influence returns.

          All funds

          Since each fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or bond or group of stocks or bonds to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform these funds.

          As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

          o Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4.   How can I tell which fund is most appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The segments of the market to which you want exposure and the degree of volatility you can accept in pursuitof income or long-term capital gains can guide you in choosing among the funds. The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

     If you seek a relatively low-cost way of participating in the U.S. equity markets through a passively managed portfolio, the Equity Index 500, Extended Equity Market Index, or Total Equity Market Index Funds could be an appropriate part of your overall investment strategy.

     The S&P 500 Index is one of the most widely tracked stock indices in the world. If you want to closely match the performance of the mostly large-cap stocks in this index, with the same level of risk, the Equity Index 500 Fund may be an appropriate choice.

     If you seek potentially higher returns, can assume greater risk, and want broad exposure to small- and mid-cap stocks, you may wish to invest in the Extended Equity Market Index Fund.

     If your risk profile is between that of the Equity Index 500 Fund and Extended Equity Market Index Fund, and you would like to participate in the entire U.S. stock market, you may want to consider the Total Equity Market Index Fund.

     If you want to diversify your domestic stock portfolio by adding exposure to an index of developed international stock markets, and can accept the risks that accompany foreign investments, the International Equity Index Fund could be an appropriate part of your overall investment strategy.

     o Equity investors should have a long-term investment horizon and be willing to wait out bear markets. If you seek a low-cost way to participate in the U.S. investment-grade bond market through a fund that tracks a well-known benchmark, the U.S. Bond Index Fund may be an appropriate investment.

          Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

5.   How has each fund performed in the past?

     The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

     The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.


Equity Index 500 Fund
Calendar Year Returns
--------------------------------------------------------------------------------

'92                                                              7.19

'93                                                              9.42

'94                                                              1.01

'95                                                             37.16

'96                                                             22.65

'97                                                             32.87

'98                                                             28.31

'99                                                             20.64

'00                                                              -9.3

'01                                                            -12.17
--------------------------------------------------------------------------------

The fund can also experience short-term performance swings. The best calendar quarter return during the years depicted in the chart was 21.31% in the fourth quarter of 1998, and the worst was -14.68% in the third quarter of 2001.

Extended Equity Market Index Fund
Calendar Year Returns

--------------------------------------------------------------------------------
'99      33.72

'00      -15.58

'01      -9.55
--------------------------------------------------------------------------------

The fund can also experience short-term performance swings. The best calendar quarter return during the years depicted in the chart was 28.48% in the fourth quarter of 1999, and the worst was -21.01% in the third quarter of 2001.

Total Equity Market Index Fund
Calendar Year Returns

--------------------------------------------------------------------------------
'99                                                             23.25

'00                                                            -10.33

'01                                                             -11.2
--------------------------------------------------------------------------------

The fund can also experience short-term performance swings. The best calendar quarter return during the years depicted in the chart was 21.33% in the fourth quarter of 1998, and the worst was -15.92% in the third quarter of 2001.

International Equity Index Fund
Calendar Year Returns

--------------------------------------------------------------------------------
'99                                                            -21.36
--------------------------------------------------------------------------------

The fund can also experience short-term performance swings. The best calendar quarter return during the year depicted in the chart was 6.20% in the fourth quarter of 2001, and the worst was -14.81% in the third quarter of 2001.

U.S. Bond Index Fund
Calendar Year Returns

--------------------------------------------------------------------------------
'01      7.87
--------------------------------------------------------------------------------

The fund can also experience short-term performance swings. The best calendar quarter return during the year depicted in the chart was 4.51% in the third quarter of 2001, and the worst was 0.13% in the fourth quarter of 2001.


Table 2 Average Annual Total Returns

                                      Periods ended 12/31/2001

                                                    Shorter of
                                                      10 years
                                                      or since       Inception
                        1 year         5 years       inception            date
--------------------------------------------------------------------------------

Equity Index 500       -12.17%           10.38%          12.56%        3/30/90

  S&P 500 Stock I       -11.89           10.70           12.94

Extended Equity Market
  Index Fund             -9.55            --              3.55         1/30/98

  Wilshire 4500
  Completion Index*      -9.33            --              3.41

Total Equity Market
Index Fund              -11.20            --              4.96         1/30/98

  Wilshire 5000 Total
  Market Index*         -10.97            --              4.84

International Equity
Index Fund              -21.36            --            -18.03        11/30/00

  FTSE_ Developed ex

  North America
  Index                 -20.96            --            -17.12

U.S. Bond
Index Fund                7.87            --              9.24        11/30/00

  Lehman Brothers U.S.
  Aggregate Index         8.44            --              9.61
--------------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.Lehman indices do not reflect the deduction of any fees or expenses.
*Wilshire data calculated as of 1/8/02.


6.   What fees or expenses will I pay?

     The funds are 100% no load. However, the funds charge a redemption fee, payable to the funds, on shares held less than six months. The fee is 1% for International Equity Index Fund and 0.50% for the other funds.

     The Extended Equity Market Index, Total Equity Market Index, International Equity Index, and U.S. Bond Index Funds each have a single fee covering investment management and ordinary recurring operating expenses (other than fees and expenses for the funds' independent directors). In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors.

     There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


Table 3 Fees and Expenses of the Funds*
--------------------------------------------------------------------------------

        Shareholder fees (fees
        paid directly from your            Annual fund operating expensesa
               investment)       (expenses that are deducted from fund assets)
                                                                Fee
                                                   Total      waiver/
                     Account   Manage-          annual fund   expense
      Redemption Maintenance   ment     Other    operating   reimburse-   Net
Fund           fee    feea     fee    expenses   expenses        ment  expenses
--------------------------------------------------------------------------------

Equity
Index 500     0.50%   $10    0.15%b     0.21%c     0.36%      0.01%     0.35%b

Extended
 Equity
 Market
 Index        0.50     10    0.40d         -       0.40         -       0.40d

Total
 Equity
 Market
 Index        0.50     10    0.40d         -       0.40         -       0.40d

International
 Equity
 Index        1.00     10    0.50d         -       0.50         -       0.50d

U.S. Bond
 Index        0.50     10    0.30d         -       0.30         -       0.30d

--------------------------------------------------------------------------------

a A $2.50 quarterly fee is charged for accounts with balances less than $10,000.

b Effective January 1, 2001, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 2002, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 0.35%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.35%; however, no reimbursement will be made after December 31, 2004, or if it would result in the expense ratio exceeding 0.35%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

c Expenses have been restated to reflect the 0.35% expense cap in effect January 1, 2001.

d    The management fee includes operating expenses.

* Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


Fund                    1 year         3 years         5 years        10 years
--------------------------------------------------------------------------------

Equity
Index 500                  $36            $114            $200            $454

Extended Equity
Market Index                41             128             224             505

Total Equity
Market Index                41             128             224             505

International
Equity Index*               51             160            --              --

U.S. Bond
Index*                      31              97            --              --
--------------------------------------------------------------------------------

* The funds began operations on November 30, 2000, so no figures are provided for the 5- and 10-year periods.


7.   Who manages the funds?

     All funds except International Equity Index Fund

     Each fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

     Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

     Richard T. Whitney manages each fund day to day and has been chairman of each fund's Investment Advisory Committee since the funds' inceptions. He joined T. Rowe Price in 1985 and has been managing investments since 1986.

     U.S. Bond Index Fund

     Edmund M. Notzon manages the fund day to day and has been chairman of its Investment Advisory Committee since its inception. He has been managing investments since joining T. Rowe Price in 1989.

     International Equity Index Fund

     T. Rowe Price International is responsible for the selection and management of the fund's portfolio investments. The company, a wholly owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International ("Price-Fleming"), a joint venture established in 1979 between T. Rowe Price Associates and Robert Fleming Holdings ("Flemings"). In 2000, T. Rowe Price became the sole owner of Price-Fleming and renamed the company T. Rowe Price International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.

     Raymond A. Mills, Ph.D., manages the fund day to day and has been chairman of its Investment Advisory Committee since the fund's inception. He has been managing investments since 1998. From 1994 until joining T. Rowe Price in 1997 as an investment analyst, Mr. Mills was a Principal Systems Engineer with The Analytic Sciences Corporation.

     To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information. Also note that this profile may include funds not available through your plan.

8.   How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

9.   How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

10.  When will I receive income and capital gain distributions?

     o    The U.S. Bond Index Fund distributes income monthly.

     o    The Equity Index 500 Fund distributes income quarterly.

     o The Extended Equity Market Index, Total Equity Market Index, and International Equity Index Funds distribute income annually.

     The funds distribute net capital gains, if any, at year-end. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares, unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

11.  What services are available?

     A wide range, including but not limited to:

     o    retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o    electronic transfers between fund and bank accounts;

     o    automatic investing and automatic exchange;

     o    brokerage services; and

     o    asset manager accounts.


INNVESTING WITH T. ROWE PRICE
--------------------------------------------------------------------------------

Advantages of Investing With T. Rowe Price

"Put the customer's needs first."
 - Thomas Rowe Price, Jr., 1937

This principle remains the cornerstone of how we conduct business today. Over the years, we have evolved into one of the largest and most successful financial services firms in the country. Our proven approach to managing money is based on proprietary research and strict investment discipline refined over more than 60 years. T. Rowe Price serves a broad client base, managing more than $156 billion for more than eight million investors.

To uncover the most promising investment opportunities-both at home and abroad-we rely heavily on our team of in-house analysts, one of the most respected in the industry. In addition, our international funds are supported by a worldwide team of investment professionals in London, Paris, Hong Kong, Singapore, Tokyo, Buenos Aires, and Baltimore that offers on-site expertise to our shareholders. Further, we offer a combination of benefits that few companies can match:

Performance. We are known for solid investment management across all asset classes and seek to provide consistent long-term performance that meets our investors' objectives. In doing so, we focus not only on asset growth and income but also on risk management.

Choice. To meet your changing investment needs and provide the flexibility you want to build your investment portfolio, we offer:

o    more than 80 stock, bond, and money market funds;

o    a full range of domestic and international funds;

o tax-deferred retirement options, including IRAs, Keoghs, SIMPLE and SEP plans, 401(k) and 403(b) plans, and variable annuities;

o    regular and IRA CDs offered through the T. Rowe Price Savings Bank;(1)

o tax-advantaged options for saving for college, including 529 plans and Education Savings Accounts;

o brokerage services(2) that provide access to over 3,000 funds from other fund families and let you trade individual securities via the Internet or automated phone; and

o    advisory services that provide helpful investment guidance.(3)

(1) T. Rowe Price Savings Bank is a member of the FDIC and offers CD products. Other T. Rowe Price affiliates, including T. Rowe Price Investment Services, Inc., are separate entities. While the Savings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of or guaranteed by the Savings Bank. Such products are subject to investment risk, including possible loss of the principal amount invested.
(2) Brokerage services offered by T. Rowe Price Investment Services, Inc., member NASD/SIPC.
(3) Services offered by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

Savings. All T. Rowe Price funds are 100% no load-there are no sales charges or purchase fees.

Convenience. We realize that in addition to investing for performance, you want convenience. To that end, we offer: o A combined statement summarizing all brokerage accounts, T. Rowe Price and non-T. Rowe Price funds, and variable annuities;

o Timely fund and performance reports to keep you informed about each of your funds;

o Internet access offering account information and fund prices, interactive tools and calculators, and mutual fund prospectuses and reports at www.troweprice.com;

o Tele*Access(registered trademark) offering account information 24 hours a day;

o    Investor Centers located throughout the country;

o    Knowledgeable customer service representatives available to assist you;

o    Easy purchase, exchange, and redemption of funds via phone and computer;
     and

o Self-help guides for investment needs, ranging from retirement to college planning. Service. To ensure the highest level of customer service, we're constantly evaluating new technologies that could invent new ways to do business today and dictate how we do it in the future.
--------------------------------------------------------------------------------

To open your account:

1. Please read the fund overview and profile that provides additional details including fees, expenses, and risks.

2. Complete and return the enclosed New Account Form and return it in the postage-paid envelope, along with your check. Or, if you prefer, you can open an account online. The initial minimum investment is $2,500 ($1,000 for IRAs).

You can choose to waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan. If you would like a prospectus before investing, please call us to order one; otherwise, you will receive one with your account confirmation.

To receive an IRA application or have any questions answered, call us at 1-800-541-8312. You can also access reports and applications through our Web site at www.troweprice.com.


T. Rowe Price index Funds
T. Rowe Price Family of Funds
Offering investment options from conservative to aggressive.

Share Price
Stability

Return Potential

        Stability

Stability

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Prime Reserve
Summit Cash Reserves1
Summit Municipal Money Market1
Tax-Exempt Money
U.S. Treasury Money

         Income

Lower Risk/Return Income

Maryland Short-Term Tax-Free Bond
Short-Term Bond
Tax-Free Short-Intermediate


Moderate Risk/Return Income

Florida Intermediate
Tax-Free
GNMA
New Income
Spectrum Income
Summit GNMA1
Summit Municipal Intermediate1
Tax-Free Intermediate Bond
U.S. Bond Index*
U.S. Treasury Intermediate


Higher Risk/Return Income

CA, GA, MD, NJ, NY, and VA Bond Funds Corporate Income Emerging Markets Bond High Yield*
International Bond
Summit Municipal Income1
Tax-Free High Yield
Tax-Free Income
U.S. Treasury Long-Term

         Growth

Lower Risk/Return Growth

Balanced
Capital Appreciation
Equity Income
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Real Estate*
Tax-Efficient Balanced*
Value

Moderate Risk/Return Growth

Blue Chip Growth
Capital Opportunity
Dividend Growth
Equity Index 500*
Global Stock
Growth & Income
Growth Stock
International Equity Index*
International Growth & Income
International Stock
Mid-Cap Value
New Era
Spectrum Growth
Spectrum International
Total Equity Market Index*

Higher Risk/Return Growth

European Stock
Extended Equity Market
Index*
Financial Services
Health Sciences
Mid-Cap Growth
New America Growth
Small-Cap Stock
Small-Cap Value*
Tax-Efficient Growth*
Tax-Efficient Multi-Cap Growth*

Highest Risk/Return Growth

Developing Technologies*
Diversified Small-Cap
Growth*
Emerging Europe & Mediterranean*
Emerging Markets Stock*
Global Technology
International Discovery*2
Japan
Latin America*
Media & Telecommunications
New Asia
New Horizons2
Science & Technology

To request a prospectus for any of the above funds, please call 1-800-541-8312. Read it carefully before investing.

Funds are placed in general risk/return categories based on their past performance or, for newer funds, the performance of the types of securities in which they invest. There is no assurance past trends will continue.

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

*    Redemption fees may apply. Please see the prospectus for more information.

(1)  $25,000 minimum.  (2)Closed to new investors.


T. Rowe Price Investment Kit
--------------------------------------------------------------------------------

T. Rowe Price
Index Funds

To open an account
Investor Services
1-800-541-8312

For fund information
and account transactions
on the Internet
www.troweprice.com

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor         24105  3/11/02


T.Rowe Price Index Funds

Equity Index 500
Extended Equity Market Index
Total Equity Market Index
International Equity Index
U.S.Bond Index


Supplement to profile dated January 1, 2002
--------------------------------------------------------------------------------

The answer to the question "How has each fund performed in the past?" and Table 2 are replaced with the following:

How has each fund performed in the past?

The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the share-holder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown.After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that.is factored into the result.

Table 2 Average Annual Total Returns
--------------------------------------------------------------------------------

Periods ended December 31,2001


                                                     Shorter of
                                                      10 years
                        1 year           5 years      or since
                                                     inception    Inception Date
--------------------------------------------------------------------------------

Equity Index
 500 Fund

  Returns before
  taxes                -12.17%           10.38%          12.56%        3/30/90

  Returns after
  taxes on
  distributions         -12.55            9.77           11.57

  Returns after
  taxes on
  distributions
  and sale
  of fund
  shares                 -7.42            8.32           10.23

  S&P 500
  Stock Index           -11.89           10.70           12.94


Extended Equity
Market
Index Fund
  Returns before
  taxes                  -9.55            --              3.55         1/30/98

  Returns after
  taxes on
  distributions         -10.35            --              2.24

  Returns after
  taxes on
  distributions
  and sale of
  fund shares            -5.62            --              2.44

  Wilshire 4500
  Completion Inde        -9.33            --              3.41

Total Equity
 Market
 Index Fund

  Returns before
  taxes                 -11.20            --              4.96         1/30/98

  Returns after
  taxes on
  distributions         -11.55            --              4.44

  Returns after
  taxes on
  distributions
  and sale
  of fund
  shares                 -6.81            --              3.80

  Wilshire 5000
  Total Market
  Index *               -10.97            --              4.84

International Equity
Index Fund

  Returns before
  taxes                 -21.36            --            -18.03        11/30/00

  Returns after
  taxes on
  distributions         -21.54            --            -18.16

  Returns after
  taxes on
  distributions
  and sale of
  fund shares           -12.92            --            -14.40

  FTSE TM Developed
  ex North America
  Index                 -20.96            --            -17.12
--------------------------------------------------------------------------------

Table 2 Average Annual Total Returns (continued)

--------------------------------------------------------------------------------
                                           Periods ended December 31,2001

                                                     Shorter of
                                                      10 years
                                                      or since
                          1 year         5 years     inception    Inception Date
--------------------------------------------------------------------------------

U.S.Bond Index Fund

  Returns before
  taxes                   7.87            --              9.24        11/30/00

  Returns after
  taxes on
  distributions           5.49            --              6.79

  Returns after
  taxes on
  distributions
  and sale of
  fund shares             4.75            --              6.17

  Lehman Brothers
  U.S.Aggregate
  Index                   8.44            --              9.61

--------------------------------------------------------------------------------

Returns are based on changes in pr ncipal value,reinvested dividends,and capital gain distributions,if any.The Returns before taxes do not reflect effects of any income or cap tal gains taxes.All after-tax returns are calculated using the histor cal h ghest ind v dual federal marg nal income tax and capital gains rates.They do not reflect the impact of state and local taxes.Returns after taxes on distributions reflect the taxed return on the payment of d v dends and cap tal ga ns.Returns after ta es on distributions and sale of fund shares assume the shares were sold at period end,and,therefore,are also adjusted for any cap tal gains or losses incurred by the shareholder.Market indexes do not include expenses,wh ch are deducted from fund returns,or taxes.

Lehman indices do not reflect the deduct on of any fees or expenses. *Wilsh redata calculated as of 01/09/02.